                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 1, 2012

                         EMERGING CTA PORTFOLIO L.P.
             (Exact name of registrant as specified in its charter)

   New York                        0-53211                      04-3768983
--------------                   ------------------              ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)                 Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 296-1999
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On April 1,  2012,  the  registrant  issued  4,119.0013 units of limited partnership interest (“Units”)  in  exchange  for $5,788,268 in a  transaction  that was not  registered under the Act. The Units were issued in reliance  upon  applicable  exemptions  from registration  under Section 4(2) of the Act and Section 506 of Regulation D promulgated there under.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       EMERGING CTA PORTFOLIO L.P.

       By: Ceres Managed Futures LLC,
   General Partner

By /s/   Walter Davis
              -----------------------
               Walter Davis
               President and Director

       By  /s/ Brian Centner
               ------------------------
               Brian Centner
               Chief Financial Officer

Date:  April 4, 2012

                                          Ceres Managed Futures LLC
                                          522 Fifth Avenue - 14th Floor
                                                  New York, NY 10036

April 4, 2012
VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Emerging CTA Portfolio L.P.
            Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Emerging CTA Portfolio L.P. and pursuant to Rule 13a-11 promulgated by the  Securities  and  Exchange  Commission  (the  "Commission"),  we transmit herewith for filing with the  Commission  via EDGAR a Current Report on Form 8-K pursuant to the  Securities  Exchange Act of 1934 and the rules and  regulations there under.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing, please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Delores Jaramillo
    -------------
    Delores Jaramillo